ABSC OOMC 2006-HE3
Asset Backed Securities Portfolio Analysis

297 records
Balance: 58,702,936
Investor Property

Selection Criteria: Investor Property
Table of Contents

1.

Principal balance at Origination

2.

Remaining Principal Balance

3.

Fico Scores

4.

Original Term

5.

Remaining Term

6.

Property Type

7.

Occupancy Status

8.

Loan Purpose

9.

Original Loan to Value Ratio

10.

Combined Loan To Value

11.

Geographic Distribution By Balance

12.

Documentation

13.

Mortgage Rate

14.

Maximum Rate

15.

Gross Margin

16.

INITIAL RATE ADJUSTMENT CAP (ARMs ONLY)

17.

PERIODIC RATE ADJUSTMENT CAP (ARMs ONLY)

18.

Next Rate Adjustment Date

19.

Original Number of Months to Expiration Of Prepayment Penalty Term

20.

Loan Type

21.

Credit Grade

22.

Lien Position

23.

DTI

1. Principal balance at Origination

Principal balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
25,001 - 50,000	1	$50,000.00	0.09%	613	13.33%	9.650%	0.00%
50,001 - 75,000	43	2,623,205.00	4.46	629	84.02	10.893	0.00
75,001 - 100,000	34	2,912,372.50	4.95	648	88.01	10.006	0.00
100,001 - 125,000	40	4,542,334.00	7.72	626	83.50	9.843	0.00
125,001 - 150,000	32	4,419,915.00	7.51	650	86.25	9.267	0.00
150,001 - 175,000	23	3,701,470.00	6.29	649	86.57	9.149	0.00
175,001 - 200,000	17	3,207,300.00	5.45	636	79.47	8.932	0.00
200,001 - 250,000	28	6,288,159.00	10.69	666	86.43	9.217	0.00
250,001 - 300,000	19	5,289,220.00	8.99	634	82.04	8.830	0.00
300,001 - 400,000	34	11,915,141.00	20.26	675	81.78	8.466	0.00
400,001 - 500,000	13	5,684,800.00	9.67	658	82.86	8.321	0.00
500,001 - 600,000	7	3,880,500.00	6.60	639	86.81	8.675	0.00
600,001 - 700,000	2	1,249,000.00	2.12	626	84.97	6.922	0.00
700,001 >=	4	3,055,000.00	5.19	679	83.62	8.147	0.00
Total:	297	$58,818,416.50	100.00%	653	83.90%	8.950%	0.00%

Mimimum Original Balance: 50,000.00
Maximum Original Balance: 880,000.00
Average Original Balance: 198,041.81

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2. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
25,001 - 50,000	3	$149,629.69	0.25%	614	49.28%	10.716%	0.00%
50,001 - 75,000	42	2,595,051.82	4.42	631	84.98	10.837	0.00
75,001 - 100,000	33	2,833,014.16	4.83	647	87.83	10.021	0.00
100,001 - 125,000	40	4,535,380.24	7.73	626	83.50	9.843	0.00
125,001 - 150,000	33	4,560,871.72	7.77	651	86.54	9.280	0.00
150,001 - 175,000	22	3,543,183.54	6.04	648	86.21	9.128	0.00
175,001 - 200,000	17	3,201,868.34	5.45	636	79.47	8.932	0.00
200,001 - 250,000	28	6,276,357.19	10.69	666	86.43	9.217	0.00
250,001 - 300,000	19	5,278,416.18	8.99	634	82.04	8.830	0.00
300,001 - 400,000	35	12,288,643.87	20.93	676	81.56	8.402	0.00
400,001 - 500,000	12	5,271,922.58	8.98	655	83.46	8.459	0.00
500,001 - 600,000	7	3,872,532.55	6.60	639	86.81	8.675	0.00
600,001 - 700,000	2	1,245,848.97	2.12	626	84.97	6.922	0.00
700,001 >=	4	3,050,215.15	5.20	679	83.62	8.147	0.00
Total:	297	$58,702,936.00	100.00%	653	83.90%	8.950%	0.00%

Mimimum Remaining Balance: 49,751.73
Maximum Remaining Balance: 879,462.37
Average Remaining Balance: 197,652.98

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3. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
501 - 525	6	$579,296.30	0.99%	510	62.84%	10.937%	0.00%
526 - 550	12	1,947,904.40	3.32	540	71.38	10.114	0.00
551 - 575	16	2,648,976.17	4.51	566	76.46	9.736	0.00
576 - 600	25	4,662,816.11	7.94	589	82.83	9.540	0.00
601 - 625	52	10,305,481.03	17.56	613	80.97	8.538	0.00
626 - 650	52	9,903,554.58	16.87	639	87.25	9.068	0.00
651 - 675	47	9,013,392.60	15.35	663	85.77	9.041	0.00
676 - 700	35	7,032,378.61	11.98	686	88.69	9.020	0.00
701 - 725	17	4,787,899.53	8.16	715	83.59	8.289	0.00
726 - 750	24	5,346,386.46	9.11	738	82.09	8.345	0.00
751 - 775	10	2,160,375.71	3.68	766	91.61	8.915	0.00
776 - 800	1	314,474.50	0.54	778	90.00	8.950	0.00
Total:	297	$58,702,936.00	100.00%	653	83.90%	8.950%	0.00%

Minimum FICO: 501
Maximum FICO: 778
WA FICO: 653
nzwa FICO: 653

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4. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
301 - 360	297	$58,702,936.00	100.00%	653	83.90%	8.950%	0.00%
Total:	297	$58,702,936.00	100.00%	653	83.90%	8.950%	0.00%

Minimum Original Term: 360
Maximum Original Term: 360
WA Original Term: 360

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5. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
349 - 360	297	$58,702,936.00	100.00%	653	83.90%	8.950%	0.00%
Total:	297	$58,702,936.00	100.00%	653	83.90%	8.950%	0.00%

Minimum Remaining Term: 353
Maximum Remaining Term: 358
WA Remaining Term: 357

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6. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Single Family	191	$31,059,134.79	52.91%	651	83.03%	8.959%	0.00%
3-4 Units	27	8,980,658.57	15.30	646	82.61	8.603	0.00
2 Unit	31	7,781,954.16	13.26	640	84.93	8.950	0.00
Condo - 1-4 Stories	19	4,815,185.20	8.20	687	86.36	9.221	0.00
PUD	21	4,060,944.31	6.92	663	84.47	9.289	0.00
2-4 Family	6	1,564,686.45	2.67	643	92.56	8.833	0.00
Condo - 5 Stories & up	1	233,640.84	0.40	653	90.00	9.350	0.00
Condo Conversion	1	206,731.68	0.35	636	90.00	10.150	0.00
Total:	297	$58,702,936.00	100.00%	653	83.90%	8.950%	0.00%

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7. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Non-Owner	297	$58,702,936.00	100.00%	653	83.90%	8.950%	0.00%
Total:	297	$58,702,936.00	100.00%	653	83.90%	8.950%	0.00%

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8. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Cash Out	146	$30,234,607.87	51.50%	637	80.17%	8.830%	0.00%
Purchase	137	26,478,043.29	45.11	671	88.65	9.112	0.00
Rate and Term	14	1,990,284.84	3.39	637	77.25	8.616	0.00
Total:	297	$58,702,936.00	100.00%	653	83.90%	8.950%	0.00%

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9. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 50.00	10	$1,701,729.99	2.90%	642	43.52%	7.724%	0.00%
50.01 - 60.00	5	718,364.17	1.22	604	56.51	7.768	0.00
60.01 - 70.00	22	4,517,562.91	7.70	627	66.81	8.501	0.00
70.01 - 80.00	68	14,707,167.71	25.05	630	78.02	8.797	0.00
80.01 - 90.00	117	25,483,611.44	43.41	668	88.79	8.925	0.00
90.01 - 100.00	75	11,574,499.78	19.72	663	94.89	9.629	0.00
Total:	297	$58,702,936.00	100.00%	653	83.90%	8.950%	0.00%

Minimum Loan-to-Value Ratio: 13.33
Maximum Loan-to-Value Ratio: 95.00
WA Loan-to-Value Ratio By Original Balance: 83.89

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10. Combined Loan To Value

Combined Loan To Value	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 50.00	10	$1,701,729.99	2.90%	642	43.52%	7.724%	0.00%
50.01 - 60.00	5	718,364.17	1.22	604	56.51	7.768	0.00
60.01 - 70.00	22	4,517,562.91	7.70	627	66.81	8.501	0.00
70.01 - 75.00	22	4,556,843.08	7.76	638	74.68	8.759	0.00
75.01 - 80.00	45	9,931,447.23	16.92	625	79.50	8.797	0.00
80.01 - 85.00	23	5,438,351.47	9.26	640	84.93	8.547	0.00
85.01 - 90.00	93	19,664,271.99	33.50	675	89.89	9.018	0.00
90.01 - 95.00	76	11,955,487.76	20.37	663	94.65	9.625	0.00
95.01 - 100.00	1	218,877.40	0.37	692	80.00	9.550	0.00
Total:	297	$58,702,936.00	100.00%	653	83.90%	8.950%	0.00%

Min CLTV: 13.33%
Max CLTV: 100.00%
WA CLTV: 84.02%

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11. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
California	35	$12,261,017.67	20.89%	665	79.32%	8.050%	0.00%
Florida	52	8,969,954.66	15.28	658	86.87	9.490	0.00
New York	21	7,868,349.95	13.40	632	82.01	8.207	0.00
Massachusetts	14	4,067,920.40	6.93	670	83.01	8.617	0.00
New Jersey	10	3,359,012.87	5.72	652	83.95	9.422	0.00
Illinois	15	2,747,819.99	4.68	663	90.35	9.584	0.00
Virginia	14	2,483,291.82	4.23	637	84.34	8.985	0.00
Texas	17	1,812,588.86	3.09	635	88.68	9.703	0.00
Connecticut	8	1,635,644.99	2.79	662	87.45	9.186	0.00
South Carolina	10	1,363,364.46	2.32	669	89.65	10.014	0.00
Other	101	12,133,970.33	20.67	644	84.43	9.509	0.00
Total:	297	$58,702,936.00	100.00%	653	83.90%	8.950%	0.00%

Total Number Of Stated Represented:: 34

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12. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Stated Documentation	162	$36,099,472.00	61.50%	662	83.44%	8.934%	0.00%
Full Documentation	133	22,037,327.06	37.54	636	84.48	8.965	0.00
No Documentation	1	337,023.77	0.57	713	90.00	9.750	0.00
Lite Documentation	1	229,113.17	0.39	654	90.00	8.900	0.00
Total:	297	$58,702,936.00	100.00%	653	83.90%	8.950%	0.00%

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13. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
5.001 - 5.500	1	$298,304.07	0.51%	662	63.16%	5.375%	0.00%
6.001 - 6.500	5	1,895,637.04	3.23	662	70.21	6.467	0.00
6.501 - 7.000	4	960,805.99	1.64	647	66.19	6.881	0.00
7.001 - 7.500	12	4,355,190.56	7.42	671	75.75	7.277	0.00
7.501 - 8.000	17	5,120,213.21	8.72	672	81.49	7.722	0.00
8.001 - 8.500	25	7,509,096.81	12.79	682	86.10	8.352	0.00
8.501 - 9.000	44	9,616,194.59	16.38	659	84.08	8.842	0.00
9.001 - 9.500	44	10,287,176.74	17.52	641	87.20	9.277	0.00
9.501 - 10.000	62	9,953,047.87	16.95	644	87.12	9.781	0.00
10.001 - 10.500	32	4,533,743.78	7.72	634	88.52	10.292	0.00
10.501 - 11.000	19	1,655,813.54	2.82	638	85.14	10.759	0.00
11.001 - 11.500	22	1,827,581.26	3.11	593	79.89	11.245	0.00
11.501 - 12.000	8	569,798.73	0.97	566	78.26	11.736	0.00
12.001 - 12.500	2	120,331.81	0.20	615	83.74	12.163	0.00
Total:	297	$58,702,936.00	100.00%	653	83.90%	8.950%	0.00%

Minimum Rate: 5.375
Maximum Rate: 12.250
WA Rate: 8.950

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14. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
10.001 - 10.500	2	$514,210.70	0.96%	603	65.22%	7.267%	0.00%
10.501 - 11.000	1	307,323.61	0.57	607	80.00	7.600	0.00
12.001 - 12.500	3	906,488.53	1.69	634	73.84	6.693	0.00
12.501 - 13.000	3	490,006.24	0.91	670	83.51	7.869	0.00
13.001 - 13.500	10	3,840,979.86	7.15	680	77.16	7.278	0.00
13.501 - 14.000	16	4,801,092.17	8.93	672	81.56	7.771	0.00
14.001 - 14.500	20	5,975,177.49	11.12	685	86.43	8.362	0.00
14.501 - 15.000	42	9,224,594.33	17.16	660	84.34	8.851	0.00
15.001 - 15.500	41	9,863,090.76	18.35	644	87.40	9.239	0.00
15.501 - 16.000	57	9,458,005.82	17.60	644	87.55	9.777	0.00
16.001 - 16.500	31	4,530,865.07	8.43	634	88.53	10.284	0.00
16.501 - 17.000	18	1,605,863.52	2.99	640	86.40	10.751	0.00
17.001 - 17.500	21	1,652,758.63	3.08	603	80.93	11.240	0.00
17.501 - 18.000	6	450,907.98	0.84	551	76.40	11.735	0.00
18.001 - 18.500	2	120,331.81	0.22	615	83.74	12.163	0.00
Total:	273	$53,741,696.52	100.00%	653	84.79%	9.037%	0.00%

Minimum Maximum Rate: 10.250
Maximum Maximum Rate: 18.250
WA Maximum Rate: 14.981

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15. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
4.501 - 5.000	2	$528,597.43	0.98%	667	70.03%	6.936%	0.00%
5.001 - 5.500	8	2,858,414.02	5.32	687	72.70	7.327	0.00
5.501 - 6.000	13	3,975,757.94	7.40	667	81.41	7.522	0.00
6.001 - 6.500	39	9,264,576.98	17.24	677	82.55	8.412	0.00
6.501 - 7.000	75	16,755,105.18	31.18	652	87.30	8.992	0.00
7.001 - 7.500	70	11,952,374.33	22.24	645	87.97	9.790	0.00
7.501 - 8.000	58	7,241,990.81	13.48	623	84.16	10.193	0.00
8.001 - 8.500	4	624,407.55	1.16	563	82.57	10.078	0.00
8.501 - 9.000	4	540,472.28	1.01	630	88.75	10.049	0.00
Total:	273	$53,741,696.52	100.00%	653	84.79%	9.037%	0.00%

Minimum Gross Margin: 4.750
Maximum Gross Margin: 8.750
WA Gross Margin: 6.806

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16. INITIAL RATE ADJUSTMENT CAP (ARMs ONLY)

INITIAL RATE ADJUSTMENT CAP (ARMs ONLY)	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
2.000	4	$1,024,708.48	1.91%	700	72.12%	8.144%	0.00%
3.000	269	52,716,988.04	98.09	652	85.03	9.055	0.00
Total:	273	$53,741,696.52	100.00%	653	84.79%	9.037%	0.00%

Min Initial Cap: 2.000%
Max Initial Cap: 3.000%
WA Initial Cap: 2.981%

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17. PERIODIC RATE ADJUSTMENT CAP (ARMs ONLY)

PERIODIC RATE ADJUSTMENT CAP (ARMs ONLY)	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1.000	271	$53,438,308.13	99.44%	653	84.76%	9.042%	0.00%
1.500	2	303,388.39	0.56	689	90.00	8.250	0.00
Total:	273	$53,741,696.52	100.00%	653	84.79%	9.037%	0.00%

Min PERCAP: 1.000%
Max PERCAP: 1.500%
WA PERCAP: 1.003%

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18. Next Rate Adjustment Date

Next Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0000-00	24	$4,961,239.48	8.45%	650	74.25%	8.007%	0.00%
2007-09	2	303,388.39	0.52	689	90.00	8.250	0.00
2007-10	1	138,150.13	0.24	640	95.00	8.250	0.00
2007-11	11	2,760,672.73	4.70	667	83.75	8.635	0.00
2007-12	54	10,602,227.65	18.06	682	85.56	8.667	0.00
2008-01	190	36,396,292.91	62.00	643	84.98	9.231	0.00
2008-02	3	480,411.00	0.82	572	68.81	10.663	0.00
2008-12	1	113,747.58	0.19	712	95.00	8.990	0.00
2009-01	3	515,809.05	0.88	621	92.52	9.399	0.00
2010-12	3	707,942.09	1.21	669	88.54	7.894	0.00
2011-01	5	1,723,054.99	2.94	664	75.84	7.974	0.00
Total:	297	$58,702,936.00	100.00%	653	83.90%	8.950%	0.00%

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19. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0	99	$21,439,189.50	36.52%	664	86.08%	9.321%	0.00%
12	17	5,571,942.94	9.49	636	81.06	8.265	0.00
24	151	25,830,728.63	44.00	644	84.06	8.985	0.00
36	30	5,861,074.93	9.98	662	77.88	8.091	0.00
Total:	297	$58,702,936.00	100.00%	653	83.90%	8.950%	0.00%

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20. Loan Type

Loan Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
30 Yr Fixed	24	$4,961,239.48	8.45%	650	74.25%	8.007%	0.00%
ARM 2/28	250	47,445,277.19	80.82	654	85.20	9.101	0.00
ARM 2/28- IO 5Yrs	1	265,500.00	0.45	677	89.70	8.500	0.00
ARM 2/28-40YR Amortization	10	2,970,365.62	5.06	624	80.22	8.898	0.00
ARM 3/27	4	629,556.63	1.07	637	92.96	9.325	0.00
ARM 5/25	7	1,719,260.59	2.93	642	81.41	8.240	0.00
ARM 5/25-40YR Amortization	1	711,736.49	1.21	720	75.00	7.250	0.00
Total:	297	$58,702,936.00	100.00%	653	83.90%	8.950%	0.00%

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21. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
A	13	$2,367,576.15	4.03%	599	77.79%	9.840%	0.00%
AA	14	3,237,548.88	5.52	598	77.35	9.003	0.00
AA+	260	51,757,901.85	88.17	661	84.99	8.866	0.00
B	7	1,183,430.64	2.02	560	68.77	10.336	0.00
C	3	156,478.48	0.27	545	63.06	11.548	0.00
Total:	297	$58,702,936.00	100.00%	653	83.90%	8.950%	0.00%

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22. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1	297	$58,702,936.00	100.00%	653	83.90%	8.950%	0.00%
Total:	297	$58,702,936.00	100.00%	653	83.90%	8.950%	0.00%

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23. DTI

DTI	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0.00	1	$337,023.77	0.57%	713	90.00%	9.750%	0.00%
0.01 - 5.00	2	271,250.43	0.46	637	79.05	8.484	0.00
5.01 - 10.00	2	441,488.41	0.75	626	79.43	9.015	0.00
10.01 - 15.00	9	1,465,181.05	2.50	664	87.86	9.121	0.00
15.01 - 20.00	6	1,939,440.22	3.30	649	74.62	8.994	0.00
20.01 - 25.00	10	2,373,603.42	4.04	669	81.45	8.656	0.00
25.01 - 30.00	20	4,234,010.72	7.21	662	84.46	8.744	0.00
30.01 - 35.00	40	7,276,124.35	12.39	650	84.30	9.001	0.00
35.01 - 40.00	45	8,901,020.34	15.16	652	83.71	8.935	0.00
40.01 - 45.00	55	11,181,512.10	19.05	650	84.65	9.178	0.00
45.01 - 50.00	50	9,308,632.69	15.86	649	83.52	8.814	0.00
50.01 - 55.00	43	8,359,563.58	14.24	656	86.22	8.964	0.00
55.01 - 60.00	14	2,614,084.92	4.45	636	80.56	8.730	0.00
Total:	297	$58,702,936.00	100.00%	653	83.90%	8.950%	0.00%

Minimum: 0.00
Max DTI: 58.38
nzwa DTI: 39.45

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Credit Suisse
11 Madison Avenue
New York, New York 10010
www.credit-suisse.com
Mar 20, 2006 15:47

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